Exhibit 10.58

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

FOURTH AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

THIS FOURTH AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT (this “Exosomes Fourth Amendment”) is made and entered into as of December 26, 2017 (“Fourth Amendment Date”) by and between CEDARS-SINAI MEDICAL CENTER, a California nonprofit public benefit corporation (“CSMC”) and CAPRICOR, INC., a Delaware corporation (“Licensee”), under the following circumstances:

A.	CSMC and Licensee entered into the Exclusive License Agreement dated May 5, 2014, as amended by the First Amendment dated February 27, 2015, the Second Amendment dated June 10, 2015, and the Third Amendment dated August 5, 2016 (the “Exosomes License Agreement”). The Exosomes License Agreement pertains to technologies related to extracellular vesicles (“EVs”).

B.	CSMC subsequently filed the patent applications listed under Section 2(a) (i)-(vii) below (the “New Applications”).

C.	The parties desire to amend the Exosomes License Agreement as further described herein to incorporate rights to the New Applications pertaining to various treatments with EVs, including exosomes and microvesicles, as well as the polynucleotides contained therein.

D.	Rights to the New Applications pertaining to various treatments with CDCs are concurrently being licensed by CSMC to Licensee in that certain Third Amendment to Amended and Restated Exclusive License Agreement (the “CDCs Third Amendment”) executed concurrently herewith.

E.	It is the intent of the parties that all rights embodied in the New Applications are being licensed from CSMC to Licensee through the combination of this Exosomes Fourth Amendment and the CDCs Third Amendment.

F.	For the avoidance of doubt, any other subject matter contained in the New Applications which is not covered by the CDCs Third Amendment is covered by this Exosomes Fourth Amendment.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and in the License Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.         Defined Terms. Terms not otherwise defined herein shall have the meaning ascribed to them in the License Agreement.

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***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

2.          Amendments to the License Agreement.

(a)	The following technologies are hereby added to Revised Schedule A (Patent Rights) to the Exosomes License Agreement:

(i)

[***]

(ii)

[***]

(iii)

[***]

(iv)

[***]

(v)

[***]

(vi)

[***]

(vii)

[***]

(b)	No later than thirty (30) days after the Fourth Amendment Date, Licensee shall reimburse CSMC for all of the costs, including attorneys’ fees, actually incurred by CSMC, before and after the Fourth Amendment Date, in the preparation and/or prosecution of the patent applications referenced in Section 2(a) hereof, which, as of the Fourth Amendment Date, amount to a total of $49,950.78. All amounts paid by Licensee to CSMC under this Section shall be nonrefundable.

(c)	The parties agree that Milestone 4 on Schedule D to the Agreement is hereby modified as follows: “On or before December 31, 2018, Licensee shall file an Investigational New Drug (IND) application for at least one (1) Product.”

3.        Extracellular Vesicles. The parties acknowledge that the International Society for Extracellular Vesicles defines the term “extracellular vesicles” as including exosomes, microvesicles, microparticles, ectosomes, oncosomes and prostasomes.

4.        Other Provisions. This Exosomes Fourth Amendment is a revision to the Exosomes License Agreement only, it is not a novation thereof. Except as otherwise provided herein, the terms and conditions of the Exosomes License Agreement shall remain in full force and effect.

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***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

5.        Further Assurances. Each of the parties hereto shall execute such further documents and instruments and do all such further acts as may be necessary or required in order to effectuate the intent and accomplish the purposes of this Exosomes Fourth Amendment.

6.        Counterparts. This Fourth Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

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***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

IN WITNESS WHEREOF, the parties have executed this Fourth Amendment to Exclusive License Agreement as of the day and year first above written.

Dated:	December 26, 2017	CAPRICOR, INC.

		By:	/s/ Karen Krasney, Esq.
Karen Krasney, Esq.
Executive Vice President,
General Counsel

Dated:	December 26, 2017	CEDARS-SINAI MEDICAL CENTER

		By:	/s/ James D. Laur, Esq.
James D. Laur, Esq.
Vice President,
Business & Technology Affairs

		By:	/s/ Edward M. Prunchunas
Edward M. Prunchunas
Executive Vice President,
Finance & Chief Financial Officer

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